Exhibit 10.23

INDEPENDENT AUDITORS’ CONSENT

     We consent to the incorporation by reference in Post Effective Amendment No. 1 to Registration Statement No. 33-63709 of The Hallwood Group Incorporated on Form S-8 of our report dated March 29, 2004, appearing in this Annual Report on form 10-K of The Hallwood Group Incorporated for the year ended December 31, 2003.

DELOITTE & TOUCHE LLP

Dallas, Texas
March 29, 2004